Fifth Third Bank | All Rights Reserved Acquisition of First Charter August 16, 2007 Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Transaction summary
Description
Fifth Third Bancorp’s acquisition of First Charter
Corporation (NC)
Consideration
$1.09 billion (70% FITB stock; 30% cash)
Expected divestitures
None
Timing
Expected closing 1Q08
Required approvals
Standard regulatory approvals
Approved by Fifth Third, First Charter boards
Due diligence
Conducted August 2007
Other
3% break-up fee

Fifth Third Bank | All Rights Reserved
Expanding the Fifth Third Franchise
Manageable
risks
Entry into the Charlotte, Raleigh-Durham and Atlanta markets
– Immediate presence in Charlotte, ranking 4th in deposit market share
– 5 branches in Raleigh serve as a base for future growth
Opportunity to develop Georgia presence
Helps connect Fifth Third’s Midwest and Florida operations
Achievable cost savings, earnings growth assumptions
No assumption for revenue synergies, though opportunity present
Price/earnings ratio, price/book ratio, price/tangible book ratio considerably lower than comparable deals
Maintaining target TCE/TA ratio of 6.5%
Strong credit history
– Recent Penland situation an isolated situation, reserves adequate
– Remaining portfolio continues to perform relatively well
Previous financial reporting issues solved and behind the company
Transaction
highlights
Financial
discipline

Fifth Third Bank | All Rights Reserved
First Charter
First Charter founded in 1888
Acquired several large banks in the mid-to-late 1990’s, including
Home Federal in 1998 and Carolina First Bancshares in 2000. Last
significant purchase was GBC Bancorp in 2006.
Very attractive demographics
—
59 branch network (34 in Charlotte MSA, 5 in Raleigh MSA, 2 in Atlanta
MSA)
—
Generates high scores in FITB branch scoring model
—
Weighted average projected population growth of 14% in footprint
—
Weighted average projected household income growth of 18%

Fifth Third Bank | All Rights Reserved
MSA
Market
Rank
Number
of
Branches
Company
Deposits
in Market
($000)
Deposit
Market
Share
(%)
Percent of
National
Franchise
(%)
Total
Population
2007
(Actual)
Population
Change
2000-2007
(%)
Projected
Population
Change
2007-2012
(%)
Median
HH
Income
2007
($)
HH
Income
Change
2000-2007
(%)
Projected
HH Income
Change
2007-2012
(%)
Charlotte-Gastonia-Concord, NC-SC 4 34 2,229,037 2.37 66.87 1,621,635 21.89 15.27 60,735 29.00 18.51
Atlanta-Sandy Springs-Marietta, GA 26 2 366,399 0.34 10.99 5,322,915 25.30 15.85 67,092 29.88 19.37
Lincolnton, NC 1 5 183,305 20.84 5.50 73,688 15.53 9.63 49,819 19.59 11.84
Statesville-Mooresville, NC 5 3 138,675 7.24 4.16 149,877 22.19 14.47 52,663 25.48 16.39
Shelby, NC 5 3 84,777 7.24 2.54 99,965 3.82 2.33 42,642 20.82 13.00
Forest City, NC 5 2 65,810 9.35 1.97 65,027 3.38 1.89 37,456 20.02 12.85
Salisbury, NC 9 1 34,385 2.47 1.03 136,558 4.77 2.59 45,881 22.22 13.89
Raleigh-Cary, NC 18 5 30,019 0.21 0.90 1,023,620 28.42 19.40 66,885 29.84 18.93
Asheville, NC 17 1 24,349 0.40 0.73 407,274 10.32 6.75 45,408 25.01 15.09
Brevard, NC 7 1 19,333 3.60 0.58 30,960 5.54 3.91 48,589 25.45 14.94
Counties not in any MSA
Ashe, North Carolina 4 2 71,352 13.71 2.14 26,624 9.19 5.54 34,858 21.03 12.96
Alleghany, North Carolina 2 1 38,209 19.62 1.15 11,275 5.60 3.65 35,857 23.33 14.60
McDowell, North Carolina 7 2 29,046 9.00 0.87 44,641 5.91 3.36 39,524 21.90 12.50
Avery, North Carolina 5 1 18,481 8.14 0.55 18,224 6.16 2.74 36,738 20.01 12.96
MSA + Counties not in any MSA totals: 63 3,333,177 100.00 9,032,283
Weighted Average: MSA + Counties not in any MSA 20.12 13.66 58,141 27.59 17.56
Aggregate: National 306,348,230 8.86 6.26 53,154 26.06 17.59
First Charter: superior market demographics
1
SNL branch count includes four deposit-taking LPOs.

FIFTH THIRD BANK

Springfield
St. Louis
Charleston
Baltimore
Dover
Washington
Annapolis
Richmond
Memphis
Columbia
Atlanta
Jackson
Montgomery
Baton Rouge
New Orleans
Tallahassee
Jacksonville
Miami

Branches

- Fifth Third Bancorp (1265 branches)
- First Charter Corporation (63 branches)

County Projected Population Growth (%)

- <-0.09
- -0.09-0.28
- 0.28-0.77
- 0.77-1.65
- 1.65+

Fifth Third Bank | All Rights Reserved
Concentration in
Charlotte MSA
— Scarcity value
as largest
community
bank
— Attractive
demographics
and rational
competitors
2 branches in
Atlanta
Bridges Fifth Third’s Midwestern and
Southeastern operations

Fifth Third Bank | All Rights Reserved
Deal Cash / Price / Book Price / EPS Prem /
Buyer Seller Announced Value Stock Stated Tangible LTM Core Dep.
United Community Gwinnett Commercial 5-Feb-07
$ 220
15% / 85%
3.17 x 3.77 x 20.2 x
36.3%
United Premier Community 26-Jan-07 200 NA
2.70 x 3.64 x 23.5
24.9
Colonial Commercial 23-Jan-07 317 52% / 48%
3.32 x 3.32 x 24.7
42.5
BB&T Coastal 20-Dec-06 395 0% / 100%
3.28 x 3.28 x 20.1
35.5
Marshall & Ilsley United Heritage 1-Dec-06 216 0% / 100%
3.05 x 3.10 x 27.8
37.6
Royal Bank of Canada FLAG 9-Aug-06 457 100% / 0%
2.04 x 4.47 x 22.4
34.9
National City Fidelity 26-Jul-06 1,038 51% / 49%
3.42 x 3.68 x 30.5
NA
National City Harbor Florida 10-Jul-06 1,104 0% / 100%
3.21 x 3.24 x 21.8
47.7
BB&T Main Street 14-Dec-05 621 0% / 100%
2.09 x 3.22 x 20.0
31.4
Boston Private Financial Gibraltar 18-Apr-05 242 54% / 46%
3.67 x 3.70 x 24.8
146.8
Mercantile Community Bank of N. Virginia 24-Jan-05 211 40% / 60%
3.41 x 3.43 x 23.0
28.6
Colonial FFLC 14-Jan-05 225 36% / 64%
2.60 x 2.60 x 22.2
24.6
Colonial Union Bank of Florida 27-Sep-04 233 75% / 25%
3.07 x 3.07 x 26.8
30.5
Fifth Third First Natl Bkshs of FL 2-Aug-04 1,530 0% / 100%
2.63 x NA 42.1
54.6
First Natl Bkshs of FL Southern Community 19-Mar-04 290 0% / 100%
4.05 x 4.11 x 44.3
30.1
BB&T Republic 1-Dec-03 433 0% / 100%
2.02 x 2.19 x 44.3
12.6
Provident Southern 3-Nov-03 334 25% / 75%
3.13 x 3.74 x 23.1
89.1
Arvest Superior 16-May-03 211 100% / 0%
1.48 x 2.56 x 13.1
12.5
Fifth Third Franklin 23-Jul-02 293 0% / 100%
5.07 x 5.07 x 23.1
43.4
BB&T Regional 22-May-02 275 0% / 100%
2.68 x 2.72 x 18.5
24.0
Median 3.10 x 3.32 x 23.1x 34.9%
First Charter 1,090 2.41 2.97 22.6 32.2
Attractive transaction comparables
Southeastern Transactions: $200 million - $2 billion

Fifth Third Bank | All Rights Reserved
Financial assumptions
6.5% for combined company Target TCE/TA Ratio
Determined at close FMV marks
$80 million extracted to 6.5% TCE/TA ratio Excess capital
$39 million after-tax; 1.75x annual cost savings Cash one-time costs
$35 million pre-tax ($22 million after-tax)
25% of 1Q07 annualized noninterest expense
Realized 37.5% in 2008, 100% in 2009; 4% growth
Expense efficiencies
2008 First Call consensus estimates for FITB AND FCTR
Consensus LTG rates (9.0% for FCTR, 9.4% for FITB)
EPS assumptions/growth
$31.00/First Charter share (70% stock, 30% cash) Purchase price

Fifth Third Bank | All Rights Reserved
Fifth Third cash earnings $ 1,615 $ 1,761 $ 1,922
First Charter cash earnings 46 66 72
Expense efficiencies 7 26 27
Funding costs (15) (19) (19)
Combined cash earnings $ 1,653 $ 1,834 $ 2,002
Existing CDI amortization (23) (20) (17)
New CDI amortization (10) (12) (11)
Combined earnings
4
$ 1,620 $ 1,802 $ 1,974
EPS accretive transaction
1
See assumptions on page 7. Illustration of earnings before amortization of intangibles. Not a projection. Assumes First Call consensus EPS estimate for
2008 of $2.97 for Fifth Third and $1.73 for First Charter. Assumes consensus long-term EPS growth expectation of 9.4% for Fifth Third and 9.0% for First
Charter. Assumed marginal tax rate of 36%. Includes no benefit from accretion of fair value purchase accounting marks into earnings.
2
Assumes 6.75% cost of cash related to funding cash consideration, capital extraction, and cash one-time costs.
3
Assumes CDI and other intangibles created equal to 4% of $2.3 billion total core deposit base amortized over 10 years sum-of-years’ digits.
4
Illustrates net income applicable to common shareholders. Assumes all one-time costs are purchase accounting adjustments (a small amount may be restructuring expenses through P&L).
5
Assumes Fifth Third 2Q07 period end share count of 536 million. Not a projection for future periods.
($ in millions after-tax)
2008E 2009E 2010E
Accretion/dilution analysis
3
1
2
1
1

Fifth Third Bank | All Rights Reserved
Combined cash earnings $ 1,653 $ 1,834 $ 2,002
Combined operating earnings $ 1,620 $ 1,802 $ 1,974
Combined average fully diluted shares 551 556 556
Combined cash EPS $ 3.00 $ 3.30 $ 3.60
Fifth Third cash EPS $ 3.01 $ 3.29 $ 3.59
Fifth Third accretion / (dilution) $ (0.01) $ 0.01 $ 0.01
Combined EPS $ 2.94 $ 3.24 $ 3.55
Fifth Third EPS $ 2.97 $ 3.25 $ 3.55
Fifth Third accretion / (dilution) $ (0.03) $ (0.01) $ 0.00
EPS accretive transaction
($ in millions after-tax)
2008E 2009E 2010E
Accretion/dilution analysis
1
See assumptions on pages 7 and 8. Illustration of combined earnings before amortization of intangibles. Not a projection.
2
See assumptions on pages 7 and 8. Illustration of combined net income applicable to common shareholders.
3
Assumes Fifth Third 2Q07 period end share count of 536 million (not a projection for future periods) plus 20 million shares issued for First Charter (uses
First Charter fully diluted share count, included vesting of options, of 35 million shares; 70% of consideration paid in stock; a $31.00 per share purchase price; and Fifth Third’s closing share price on 8/15/07 of $37.38. 2008 average fully diluted shares include three quarters of new shares for First Charter.
1
2
3
1
1
2
2

Fifth Third Bank | All Rights Reserved
Purchase price ($1,090)
Excess capital 80
After-tax cash one-times (39)
Capital to fund asset growth (23) (25) (27) (28) (30)
First Charter cash income 46 66 72 78 85
Expense efficiencies 7 26 27 28 29
Net funding impact (4) (5) (5) (5) (5)
Term. value-2013 income (13.2x) 1,558
Incremental Cash Flow ($1,049) 26 62 67 73 1,637 14%
Solid transaction economics
($ in millions)
1Q08 2008 2009 2010 2011 2012 IRR
IRR on First Charter purchase
1 First Charter tangible equity in excess of 6.5% of $50 million, plus $30 million released through divestiture of $470 million of securities.
2 Assumes asset growth of 7%.
3 Based on assumptions outlined on pages 7 and 8, grown at consensus EPS growth rate of 9.0% after 2010.
4
6.75% cost of cash related to funding capital extraction and cash one-time costs. Also reflects attributed charge of 6.75% for reducing First Charter excess capital (removal of free funding in their consensus earnings base).
5 Terminal value based on Fifth Third’s 8/15/07 price to forward twelve months earnings ratio of 13.2x.
5
4
3
2
1

Fifth Third Bank | All Rights Reserved
Expect total one-time cash costs of $61 million pre-tax or $39 million after-tax
Estimated recognition of cash costs
—
All assumed to be realized in 2008 through purchase accounting adjustments, although some portion will be realized in 2009 and a small portion may be realized through P&L
Fair market value adjustments and standard purchase accounting adjustments
—
Determined as of closing date
One-time merger-related costs
1 Assumes marginal tax rate of 36%.
1

Fifth Third Bank | All Rights Reserved
Expect annual expense efficiencies of $35 million pre-tax ($22 million after-tax
1
)
—
25% of First Charter 1Q07 annualized expense base
—
Expect to realize 37.5% in 2008; 100% in 2009
Reductions primarily in headquarters, back-office and redundant systems
—
Customer facing sales positions expected to be largely unaffected
Achievable expense efficiencies
1
Assumes 36% marginal tax rate.

Fifth Third Bank | All Rights Reserved
Enhance First Charter’s consumer product offerings
—
Fifth Third branch consumer loan production at significantly higher levels
—
Expect evolution toward more relationship-oriented consumer
deposit products similar to Fifth Third experience
New product offerings
—
Credit cards
—
Merchant processing
—
Expanded small business product set
—
Wealth management
Significant revenue opportunity

Fifth Third Bank | All Rights Reserved
Unique opportunity to expand franchise
— Scarcity value of entry point into Charlotte
— Entry into Atlanta provides future platform for de novo growth
Very attractive pricing relative to recent transactions
— Price/LTM Earnings, Price/Book and Price/Tangible Book all lower than comparable deals
Significant opportunities for profitability enhancement
— Wider range of fee-based businesses
— New products to introduce
— Additional expertise in commercial lending
Summary

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,”
“trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,”
“might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3) changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) our ability to maintain required capital levels and adequate sources of funding and liquidity; (6) changes and trends in capital markets;
(7) competitive pressures among depository institutions increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (11) ability to maintain favorable ratings from rating agencies; (12) fluctuation of Fifth Third’s stock price; (13) ability to attract and retain key personnel; (14) ability to receive dividends from its subsidiaries; (15) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (16) effects of accounting or financial results of one or more acquired entity; (17) difficulties in combining the operations of acquired entities; (18) ability to secure confidential information through the use of computer systems and telecommunications network; and (19) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the United
States Securities and Exchange Commission (SEC), as amended. Copies of this filing are available at no cost on the SEC’s Web site at www.sec.gov or on FifthThird’s web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Fifth Third Bank | All Rights Reserved
Additional information
Where You Can Additional Information About The Merger
The proposed Merger will be submitted to First Charter’s shareholders for consideration.  Fifth Third will file a Form S-4 Registration
Statement, First Charter will file a Proxy Statement and both companies will file other relevant documents regarding the Merger with the Securities and Exchange Commission (the “SEC”).  First Charter will mail the Proxy Statement/Prospectus to its shareholders.
These documents, and any applicable amendments or supplements, will contain important information about the Merger, and Fifth
Third and First Charter urge you to read these documents when they become available.
You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov).
You may also obtain these documents free of charge from Fifth Third’s website (www.53.com) under the heading “About Fifth Third”
and then under the heading “Media and Investors-Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from First Charter’s website (www.FirstCharter.com) under the section “About First Charter” and then under the heading “Investor Relations” and then under the item “Financial Reports / SEC Filings.”
Participants in The Merger
Fifth Third and First Charter and their respective directors and executive officers may be deemed participants in the solicitation of proxies from First Charter’s shareholders in connection with the Merger. Information about the directors and executive officers of Fifth
Third and First Charter and information about other persons who may be deemed participants in the Merger will be included in the
Proxy Statement/Prospectus. You can find information about Fifth Third’s executive officers and directors in its definitive proxy statement filed with the SEC on March 9, 2007. You can find information about First Charter’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2007. You can obtain free copies of these documents from the websites of
Fifth Third, First Charter or the SEC.